EASTERN POINT ADVISORS FUNDS TRUST

                           Rising Dividend Growth Fund

                                   PROSPECTUS

                                     Class A

                                February 1, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                             Page No.
                                                     -------------------------

Rising Dividend Growth Fund                                     3

Fees and Expenses of the Fund                                   5

Management of the Fund                                          6

Other Service Providers                                         8

Your Account                                                    8

Buying Shares                                                   9

Selling Your Shares                                             11

Additional Information on Buying and Selling
Fund Shares                                                     13

Dividends and Distributions                                     15

Taxes                                                           16

Other Investment Strategies and Risks                           16

Financial Highlights                                            17

Additional Information                                        Back Cover


Rising Dividend Growth Fund ("Fund")

Fund Investment Objectives

The Fund seeks long-term growth of capital and current income.

Principal Investment Strategies of the Fund

The Fund attempts to achieve its investment objective by investing in common stocks of domestic and foreign companies that have increased their dividend payments to shareholders at least each year for the past ten years.

Regardless of industry, the Fund will invest at least 80% of its assets in common stocks of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million. The Fund normally concentrates its investments in a group of 25-50 of such common stocks. The Fund is a growth and income fund with a long-term investment philosophy of investing solely in companies that have increased their common stock dividends at least each year for the past ten years. Once owned by the Fund, if a company does not increase its common stock dividend from one year to the next, such company's stock will be sold.

Stocks are selected for the Fund by seeking companies with strong earnings growth potential that have increased their common stock dividends at least each year for the past ten years. Special emphasis will be placed on those companies that the Fund believes demonstrate:

o Consistently increasing dividends for at least each year for the past ten years

o    Financial stability

o    Strong earnings growth potential

o    Strong market position with solid pricing power

o    Effective management leadership

o    Prominent brand recognition

o    Strong patent position

Current income created by rising common stock dividends is an important consideration in selecting the Fund's investments. The Fund may also invest in real estate investment trusts and other investments consistent with its rising dividend philosophy.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. short-term money market instruments as a temporary defensive measure. Some of these short-term money market instruments include:

o    Cash and cash equivalents

o    U.S. Government securities

o    Certificates of deposit or other obligations of U.S. banks

o    Corporate debt obligations with remaining maturities of 12 months or less

o    Commercial paper

o    Demand and time deposits

o    Repurchase agreements

o    Bankers' acceptances

To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison to its peer group:

Stock Market Risks: Movements in the stock market may affect the Fund's share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value and you could lose money.

Stock Selection Risks: The stocks in the Fund's portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Non-Diversification: The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers' securities, which may result in greater fluctuation in the value of the Fund's shares and you could lose money. The Fund intends, however, to meet certain tax diversification requirements.

Foreign Securities: Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Securities of Smaller Companies: The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. Additionally, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional stock exchanges and the frequency and volume of their trading are often substantially less than for securities of larger companies.

Real Estate Investment Trusts (REITs): Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans made. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to rise or fall. Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and therefore, to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower rates.

Management: Fund management's skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.


Suitability

The Fund may be appropriate for investors who seek capital appreciation with some current income and who are able to accept short-term fluctuations in return for the potential for greater long-term growth. Investors who are seeking significant current income or who have a conservative or short-term investment approach may wish to consider alternative investments.

Past Fund Performance

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in a mutual fund. Performance demonstrates how a mutual fund's returns have varied over time. The Fund is recently organized and therefore has no meaningful performance history. Once the Fund has a performance history for at least one calendar year, a Bar Chart and Performance Table will be included in the Fund's Prospectus. The Fund's annual returns will also be compared to the returns of a benchmark index, the Standard & Poor's 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you could expect to pay if you buy and hold shares of the Fund. Shareholder Fees are one-time expenses paid directly from your investment. Annual Fund Operating Expenses come out of Fund assets and are reflected in the Fund's total return.


                                                                                                        Class A Shares
                                                                                                     ----------------------
Shareholder Fees:
   (fees paid directly from your investment)

Maximum Sales Charge (Load)                                                                                          6.75%

   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                              5.75%

   Maximum Contingent Deferred Sales Charge (as a percentage of the lesser of original purchase
      price or redemption proceeds)(1)                                                                               1.00%

Annual Fund Operating Expenses:
   (expenses deducted from Fund assets)

Management Fees(2)                                                                                                   0.75%

Distribution and Service (12b-1) fees(3)                                                                             0.50%

Other Expenses(4)                                                                                                    1.05%
                                                                                                     ----------------------

Total Annual Fund Operating Expenses(5)                                                                              2.30%

-----------------------------------------------

(1) The 1.00% contingent deferred sales charge applies only to purchases of $1 million or more either as a lump sum or through our cumulative quantity discount or letter of intent programs which are subsequently sold within 12 months of acquisition. These fees are not applied to shares acquired through reinvestment of dividends or capital gains. The contingent deferred sales charge may be waived for certain redemptions and distributions.

(2) Management Fees will be .75% of the first $1 billion of Fund assets, .60% on the next $2 billion of Fund assets, and .50% on Fund assets in excess of $3 billion.

(3) Includes an annual distribution fee of 0.25% and an annual service fee of .25% of the Class A Share's average daily net assets.

(4) These are the gross annualized fees and expenses that the Fund would have incurred for the fiscal period ended September 30, 2004 if the Advisor had not waived any fees and/or reimbursed certain expenses. The Advisor has undertaken to voluntarily waive fees and/or reimburse Fund expenses so that the net Total Annual Fund Operating Expenses do not exceed 1.65%. This voluntary action by the Advisor may be discontinued at any time on 60 days' notice. With the cap, actual expenses for the fiscal period from March 18, 2004 (date of commencement of operations of the Fund) through September 30, 2004 were:



                                                                                Class A Shares
                                                                       ---------------------------------

Management Fees                                                                     0.75%

12b-1 Fees                                                                          0.50%

Other Expenses                                                                      1.05%
                                                                       ---------------------------------
Total Annual Fund Operating Expenses                                                2.30%

Less Expense Reimbursements, Waivers, & Recoveries                                 -0.65%
                                                                       ---------------------------------

Net Annual Fund Operating Expenses                                                  1.65%

   The Adviser is entitled to reimbursement of fees waived or remitted to the Fund under the terms of an Expense Reimbursement Agreement which is described further under "Management Fees" in this Prospectus.

(5) The Fund imposes a $15.00 charge for Fund redemptions under $10,000 made by wire.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that:

o    you invest $10,000 in the Fund for the time periods indicated;

o    you redeem all of your shares at the end of each time period;

o    your investment has a 5% return each year;

o    all distributions are reinvested; and

o    the Fund's operating expenses remain the same.

This example is for comparison only. Actual returns and expenses will be different and the Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for the Fund would be:


                                        1 year        3 years        5 years     10 years
                                      ----------    -----------     ----------   ----------

Class A                              $  795          $1,252          $1,734      $3,059

Management of the Fund

The Fund's investment advisor is Eastern Point Advisors, Inc. (the "Advisor"), 230 Broadway East, Lynnfield, Massachusetts 01940-2320. The Advisor has engaged Dividend Growth Advisors, LLC (the "Sub-Advisor"), 108 Traders Cross, Suite 105, Bluffton, SC 29910 to manage the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations and any investment guidelines established by the Advisor. The Sub-Advisor is granted broad discretion by the Advisor in managing the investments of the Fund and in the selection of specific common stocks, preferred stocks and fixed income securities for the Fund. The Sub-Advisor is authorized to invest or maintain the assets of the Fund in such securities and cash or its equivalents, in such proportions as the Sub-Advisor determines. The Advisor arranges for the transfer agency, custody and all other services necessary to operate the Fund.

The Advisor was founded in 1995. The Advisor manages the Capital Appreciation Fund as well as primarily individual private accounts. As of December 31, 2004, the Advisor had approximately $111 million of assets under management. The Sub-Advisor was founded in February, 2003. In addition to acting as sub-advisor to the Fund, it also manages individual private accounts. As of December 31, 2004, the Sub-Advisor had approximately $77.16 million of assets under management. Certain employees of the Sub-Advisor are also registered representatives of Investors Capital Corporation ("ICC"), a registered broker-dealer and an affiliate of the Advisor. In addition, one of the owners of the Sub-Advisor serves as a director of Investors Capital Holdings, the parent company of ICC.

Portfolio Management

Thomas Cameron and Jere Estes serve as portfolio managers for the Fund. Mr. Cameron has served as the chief investment officer of the Sub-Advisor since 2003 and is a director and founding member of the Sub-Advisor. Mr. Cameron has been managing portfolios using a rising dividend philosophy since 1979. From 1978 to 2000, Mr. Cameron served as vice president at Interstate Johnson Lane Brokerage in Charlotte, NC. Mr. Cameron served as a director of the Sovereign Investors Fund from 1979 until 1997 which utilized the rising dividend philosophy. Mr. Cameron is also founder of Cameron and Associates, a firm providing investment services to individuals, corporations, and institutional investors since July, 2000. From June, 2000 until March, 2004, Mr. Cameron was a registered representative of ProEquities, Inc. Mr. Estes has served as a consultant to the Sub-Advisor from 2003 until May of 2004. Since June of 2004, Mr. Estes has served as a Managing Director of the Sub-Advisor. From 1992 to 1999, Mr. Estes served as Vice President/Director of Research and Senior Portfolio Manager at Sovereign Asset Management in Bryn Mawr, PA. From June of 1999 until May of 2004, Mr. Estes served as Senior Vice President and Chief Investment Officer at Bryn Mawr Trust Company in Bryn Mawr, PA. Mr. Estes was also a registered representative of ICC from June of 2004 until December of 2004.

Management Fees

Under the Advisory Agreement, the monthly compensation paid to the Advisor is accrued daily at an annual rate equal to 0.75% of the average daily net assets of the Fund.

The Advisor has voluntarily undertaken to waive a portion of its advisory fee and/or reimburse Fund expenses so that total annual operating expenses of the Fund do not exceed 1.65%. The Advisor has the right to terminate the fee waiver at any time with 60 days' notice. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding the current expense limits. As of September 30, 2004, the total amount of recoverable reimbursements was $38,057.

The Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Sub-Advisor. Under the Sub-Advisory Agreement, the Advisor is obligated to pay the Sub-Advisor an annual fee equal to 0.25% of the average daily net assets, except that with respect to assets contributed to the Fund by the Sub-Advisor, the annual fee is equal to 0.35% of the average daily net assets. The Advisor is obligated to pay the Sub-Advisor a minimum monthly fee of $6,250 which is for services performed for both the Fund as well as for other accounts managed by the Sub-Advisor for the Advisor.

Other Service Providers

Distributor

Unified Financial Securities, Inc. is the Distributor of the shares of Eastern Point Advisors Funds Trust ("Trust"). Prior to December 1, 2004, Investors Capital Corporation, an affiliate of the Advisor, was the Distributor.

Administrator, Fund Accounting Services Agent, Dividend Paying Agent and Transfer Agent

Unified Fund Services, Inc. is the Fund administrator, accounting services agent, dividend paying agent and transfer agent for the Trust. Prior to November 1, 2004, Commonwealth Shareholder Services, Inc. was the Fund administrator, Commonwealth Fund Accounting was the Fund accounting services agent and dividend paying agent, and Fund Services, Inc. was the transfer agent of the Trust.

Custodian

Huntington National Bank is the custodian of the Trust. Prior to November 1, 2004, Brown Brothers Harriman & Co. was the custodian of the Trust.

Your Account

Investing in the Fund

The Fund offers one class of shares: Class A Shares. Class A shares have a maximum up-front sales charge of 5.75% paid when you buy your shares. The up-front sales charge for the Class A shares decreases with the amount you invest and is included in the offering price.



                                                          Sales charge as %                     Sales charge as %
Amount invested                                           of offering price                   of net amount invested
-------------------                                   --------------------------                    in the Fund
                                                                                      -------------------------------------


less than $50,000                                                       5.75%                               6.10%

$50,000 but less than $100,000                                          4.75%                               4.99%

$100,000 but less than $500,000                                         3.75%                               3.90%

$500,000 but less than $1,000,000                                       2.75%                               2.83%

$1,000,000 or more                                                      0.00%                                N/A

Although purchases of $1,000,000 or more will not be subject to an up-front sales charge, a 1.00% contingent deferred sales charge will be assessed when such shares are sold within twelve months of their acquisition. (See "Contingent Deferred Sales Charges" on page 15 of this Prospectus).

Under certain circumstances, the sales charge for Class A shares may be waived. Please see below as well as the Statement of Additional Information.

Class A shares are subject to an annual 12b-1 fee of 0.50%, of which 0.25% are annual distribution fees and 0.25% are annual service fees paid to the Distributor, dealers or others for providing personal services and maintaining shareholder accounts.

Ways to Reduce Sales Charges

Investors can reduce or eliminate sales charges on Class A shares under certain conditions:

Combined Purchases

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate.

Employees and Clients of Certain Entities

Shares may be sold without a sales charge to officers, directors, trustees and employees of the Advisor or the Sub-Advisor, and/or any of their affiliated companies and immediate family members of any of these people. Shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor or Sub-Advisor.

Letter of Intent

This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Combination Privilege

You can use the combined total value of Class A shares of the Fund you own for the purpose of calculating the sales charge.

Please Note:

You must advise your dealer, the transfer agent or the Fund if you qualify for a reduction and/or waiver of sales charges.

12b-1 Plan

The Fund has adopted a 12b-1 plan that allows the Fund to pay distribution fees for the sale, distribution and administrative functions relating to its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Buying Shares

You can purchase shares of the Fund through broker-dealers or directly through the Advisor. You may buy shares of the Fund with an initial investment of $5,000 (or $1,000 for IRAs) or more. Additional investments may be made for as little as $250. The Fund has the right to waive the minimum investment requirements for employees of the Advisor and its affiliates. The Fund also has the right to reject any purchase order.

Purchase Price/Determination of NAV

The price of the Fund's shares is based on the Net Asset Value (the "NAV") plus any applicable front-end sales charge for Class A shares (the "Offering Price"). The Fund calculates the NAV by adding the total market value of the investments and other assets, subtracting any liabilities and then dividing that figure by the total number of shares outstanding (assets - liabilities/number of shares outstanding = NAV). The Fund's investments are valued based on market value, or where market quotations are not available, on fair value as determined in good faith by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange (the "NYSE"), which is normally 4 p.m. Eastern Time. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

If you pay a sales charge, your price will be the Fund's offering price. When you buy shares at the offering price, the Fund deducts the appropriate sales charge and invests the rest in the Fund. If you qualify for a sales charge waiver, your price will be the Fund's NAV.

To Buy Shares




                      Initial Investment                             Subsequent Investments
----------------------------------------------------------  --------------------------------------------------------------
By Mail
o Complete and sign the account application.                  o Make your check payable to the Rising Dividend Growth Fund.
o Make your check payable to the Rising Dividend Growth Fund  o Fill out an investment slip from an account statement,
o Mail the application and your check to:                       include your name and account number. Mail to:
  Eastern Point Advisors Funds Trust                            Eastern Point Advisors Funds Trust
  P.O. Box 6110                                                 P.O. Box 6110
  Indianapolis, IN 46206                                        Indianapolis, IN 46206
o Minimum initial investment is $5,000 for non-qualified      o Minimum subsequent investment for all accounts is $250.
  accounts; $1,000 minimum for IRAs.

By Wire
o Call the transfer agent at (888) 826-2520 to arrange for a  o Call the transfer agent at (888) 826-2520 to arrange for a
  wire purchase. For same day purchase, the wire must be        wire purchase. For same day purchase, the wire must be
  received by 4:00 p.m. Eastern Time.                           received by 4:00 p.m. Eastern Time.
o Wire federal funds to:                                      o Wire federal funds to:
  Huntington Bank                                               Huntington Bank
  ABA # 044000024                                               ABA # 044000024
  Account #01892281162                                          Account #01892281162
  For Further Credit                                            For Further Credit
  (Your Name, Fund, Account #)                                  (Your Name, Fund, Account #)
  FBO:                                                          FBO:
  (Insert your name and account     number.)                    (Insert your name and account number.)
o Mail completed account application to the address above.    o Note: Your bank may charge a wire fee.
o Note: Your bank may charge a wire fee.


By Automatic Investment Plan
                                                              o Call (888) 826-2520 to request the form.
o You must open a regular Fund account with $5,000
  minimum prior to participating in this plan.                o Complete and return the form and any other required
                                                                materials.

Brokers, 401(k) plans, financial advisors or financial supermarkets may charge additional transaction fees, which would not be charged if shares were purchased directly from the Fund.

The Fund may accept telephone orders unless you decline telephone privileges on your account application. You may be responsible for any fraudulent telephone orders as long as the Fund takes reasonable measures to verify the orders.

Important Information About Procedures For Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Retirement Accounts

Shares of the Fund are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. These tax-deferred plans allow you to shelter your investment income and capital gains from current income taxes. Accounts established under such plans must have all dividends reinvested in the Fund. You should consult your tax advisor before purchasing shares for a retirement plan. For more information about these plans or for an IRA application, please call (888) 826-2520.

Selling Your Shares

You may sell or "redeem" your shares on any day the NYSE is open, either directly through the Advisor or through your broker-dealer. The price you receive will be the NAV next calculated after the Fund's transfer agent receives your redemption request in proper order (less redemption fees and contingent deferred sales charges, if applicable).

Selling Recently Purchased Shares

The Fund will redeem shares that were recently purchased by check, but may delay mailing the proceeds for up to eight business days to allow the purchase check to clear. If the purchase check has cleared, the eight business day period will not apply.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing your signature is authentic. A guarantee is required on all redemption requests over $10,000 or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record. Most banks or financial institutions can provide you with a signature guarantee, but a notary public can not.

When the Fund requires a signature guarantee, a New Technology medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

To Sell Shares:


By Mail
o Submit a written request for redemption with:            o Mail your request to:
  o The Fund's name;                                         Eastern Point Advisors Funds Trust
  o Your Fund account number;                                P.O. Box 6110
  o The dollar amount or number of shares or percentage of   Indianapolis, IN 46206
    the account to be redeemed; and                        o A check will be mailed to the name and address in which the
  o Signatures of all persons required to sign for           account is registered.
    transactions, exactly as the shares are registered.

By Wire
o This option must be elected either in the initial        o Wire redemption requests must be received before 10:00 a.m.
  application or subsequently in writing with a signature    Eastern Time for money to be wired the same business day.
  guarantee.                                               o There is a $15.00 charge for redemptions under $10,000 made
o Call the transfer agent at (888) 826-2520 with your        by wire.
  request.

By Telephone
o The Fund may accept telephone redemptions unless you     o The Fund will use reasonable procedures to confirm that the decline telephone privileges on your account application.  request is genuine.
o Call the transfer agent at (888) 826-2520 with your      o Written confirmation will be provided.
  request.

By Systematic Withdrawal Plan
o Complete the appropriate section on the Account
  Application or call (888) 826-2520 to request a form     o Withdrawals can be monthly, quarterly, semi-annually or annually.
  to add the plan.                                           The minimum amount is $100. Redemption fees will not be charged
o To participate, you must own or purchase shares with       under this plan.
  a value of at least $10,000.

Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service that would not be charged by the Fund.

Under certain circumstances, the Fund may effect redemptions in-kind as described in more detail in the SAI.

Additional Information on Buying and Selling Fund Shares

General Policies The Fund reserves the right to:

o    Change the minimum investment amounts;

o Cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear; and

o Reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Market Timing Policies and Procedures

Some investors try to profit from a strategy of frequent purchases and redemptions of Fund shares commonly known as market timing. Such activity can be harmful to Fund shareholders. The risks of frequent purchases and redemptions of Fund shares include:

o    Dilution in the value of Fund shares held by long-term investors

o    Interference with efficient management of the Fund's portfolio

o    Increased brokerage and administrative costs

o To the extent the Fund invests in foreign securities, the risk that the Fund is more susceptible to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets.

The Board of Trustees of the Trust has adopted a policy designed to discourage frequent purchases and redemptions by shareholders. In furtherance of this policy, the Board of Trustees has adopted the following procedures:

o Shareholders may only make ten (10) exchanges with respect to each Fund in a one year period; and

o Transactions involving m ore than $1 million or ten percent (10%) of total Fund assets will be reviewed prior to execution to determine whether the activity will be harmful to other shareholders in the Fund.

If it is determined that a shareholder has exceeded the limits above, the Fund reserves the right to impose the following restrictions:

o Imposition of a redemption fee on all exchanges exceeding ten in a one year period;

o Exchanges may only be made by U.S. mail; no exchanges will be permitted to be made electronically, by telephone or by facsimile;

o Suspension or termination of a shareholder's right to purchase or exchange shares of the Fund;

o Shareholders who exceed, or are suspected of exceeding, the restrictions listed above may be placed on a "watch list." Shareholders who have been placed on such list will have their transactions scrutinized before they are permitted to make further purchases of Fund shares to determine that such activity is not harmful to the Fund.

Omnibus account transactions will be reviewed to determine whether such transactions are harmful to the Fund. To the extent that the activity is deemed harmful to the Fund, the restrictions provided for above will be imposed.

The Fund, through its service providers, including the Advisor, applies these policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

Exceptions  to  Restrictions  on Frequent  Purchase  and  Redemption  Policy and
Procedures:

Notwithstanding the policy and procedures set forth above, the Fund will permit frequent purchases and redemptions under the following limited circumstances:

o    Systematic Withdrawal Plan

o    National emergency

o    Market volatility

o Accounts held by certain retirement plans (such as 401(k) plans) which allow for frequent purchases and redemptions.

Timing of Purchase or Sale

Requests All requests received in good order by the transfer agent before the close of the NYSE, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day's NAV. Orders received after the close of the NYSE will be executed the following day, at that day's NAV. The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the Prospectus broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent. Purchase and redemption orders are executed only on days when the NYSE is open for trading. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless your purchase check has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Contingent Deferred Sales Charges

Purchases of Class A shares of $1 million or more either as a lump sum or through our cumulative quantity discount or letter of intent programs which are subsequently sold within 12 months of acquisition are subject to a 1.00% contingent deferred sales charge. Contingent deferred sales charges are not imposed on shares acquired through the reinvestment of dividends or capital gains distributions, or involuntarily redeemed shares. The contingent deferred sales charge may be waived for certain redemptions and distributions.

Minimum Balances

The Fund may redeem your remaining shares at NAV if the balance of your account falls below $5,000 (or $1,000 for IRAs) due to redemptions. The Fund will notify you if your balance has fallen below these amounts, and you will have 60 days to increase your account balance before your shares are redeemed. The Fund may close any account without notice if the account is inactive and the value of the account is $0.

Mailings to Shareholders

The Fund mails quarterly statements summarizing the activity in your account(s) and confirmations following each purchase or sale of your Fund shares. To reduce expenses, the Fund will limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call (888) 826-2520.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund intends to distribute annually any net capital gains.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

A capital gain is the increase in value of a security that the Fund holds.

Taxes

It is important that you consider the tax consequences of investing in the Fund. Generally any time you sell or exchange shares of the Fund, it will be considered a taxable event. The amount of the gain or loss will depend on the purchase and sale price of your shares. Any long-term or short-term capital gains realized from redemption of your shares will be subject to federal income tax.

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the Fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year you will be sent information showing the amount of dividends and distributions you received from the Fund during the prior year.

In the event you purchase shares of the Fund just prior to a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. The dividend distributed to you would be included in your taxable income, even though you may not have participated in the increase in the NAV of the Fund. You should consider the potential tax consequences of purchasing shares of the Fund close to the end of the year.

The foreign, state and local income tax consequences of investing in the Fund may differ materially from the federal income tax consequences described above. In addition, this discussion is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts
(IRAs), and Roth IRAs. This discussion is not a complete analysis of the federal tax implications of investing in the Fund. Additional tax information is available in the Statement of Additional Information under "Taxes." You should consult your tax advisor before investing.

Reinvestment Option

Dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you elect to receive them by check on the account application. You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plans. Dividends are reinvested at the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

Backup Withholding

Shareholders may have 30% of their distributions and proceeds withheld if the Fund does not have complete, correct taxpayer information on file as required by law.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out in the front of the Prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this Prospectus Prospectus, but which are described in detail in the Fund's Statement of Additional Information (the "SAI"). You may obtain a copy of the SAI without charge by calling (888) 826-2520.

Portfolio Holdings

A description of the Fund's policies and procedures regarding the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Briggs, Bunting & Dougherty, LLP has audited this information and their report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The table below sets forth financial data for a share outstanding throughout the periods.

Financial Highlights For a share outstanding throughout each period.

                                                                                                  Period ended*
                                                                                               September 30, 2004
                                                                                       ------------------------------------

Per Share Operating Performance

Net asset value, beginning of period                                                  $              10.00
                                                                                       ------------------------------------

Income from investment operations:

   Net investment income                                                                              0.04

   Net realized and unrealized gain on investments                                                    0.35
                                                                                       ------------------------------------

Total from investment operations                                                                      0.39
                                                                                       ------------------------------------

Less:

   Distributions from ordinary income                                                                (0.04)

   Distributions from capital gains                                                                     -- (A)
                                                                                       ------------------------------------

   Total                                                                                             (0.04)

Net asset value, end of period                                                        $              10.35*
                                                                                       ====================================

Total Return                                                                                          3.92%**
                                                                                       ====================================

Ratios/Supplemental Data

Net assets, end of period (000's)                                                     $             19,721

Ratio to average net assets

   Operating expenses                                                                                 1.65%***

   Operating expenses excluding waiver                                                                2.30%***

   Net investment income                                                                              1.19%***

   Net investment income, excluding waiver                                                            0.54%***

Portfolio turnover rate                                                                              36.29%

-----------------------------------------------

*     Commencement of operations was March 18, 2004.
**    Not annualized
***   Annualized
(A)   less than $0.01 per share

                       See Notes to Financial Statements.



Additional Information

For investors who want more information about the Fund, the following document is available free upon request:

Statement of Additional Information (the "SAI")

The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the SAI, Annual and Semi-Annual Reports and request other information and ask questions about the Fund by contacting:

      Unified Fund Services, Inc.
      431 N. Pennsylvania Street
      Indianapolis, IN 46204
      Telephone: (888) 826-2520

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders which are available without charge upon request. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The Fund's SEC File No. is 811-09497